EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ James Dimon
James Dimon
Director, Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ John H. Biggs
John H. Biggs
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Crandall C. Bowles
Crandall C. Bowles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Stephen B. Burke
Stephen B. Burke
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ James S. Crown
James S. Crown
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Ellen V. Futter
Ellen V. Futter
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ William H. Gray, III
William H. Gray, III
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Laban P. Jackson, Jr.
Laban P. Jackson, Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ John W. Kessler
John W. Kessler
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Robert I. Lipp
Robert I. Lipp
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Richard A. Manoogian
Richard A. Manoogian
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ David C. Novak
David C. Novak
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Lee R. Raymond
Lee R. Raymond
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ William C. Weldon
William C. Weldon
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, JAMES DIMON, MICHAEL J. CAVANAGH, STEPHEN CUTLER, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 16, 2007, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Louis Rauchenberger
Louis Rauchenberger
Managing Director and Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints, WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation’s long-term incentive plan and other stock option plans, the Corporation’s employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the “Registration Statement”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2007.

/s/ Michael J. Cavanagh
Michael J. Cavanagh
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)